EATON VANCE HEXAVEST GLOBAL EQUITY FUND

EATON VANCE HEXAVEST INTERNATIONAL EQUITY FUND

(each, a “Fund” and together, the “Funds”)

Supplement to Prospectus dated December 1, 2015

1. The following replaces “Fees and Expenses of the Fund” under “Fund Summaries – Eaton Vance Hexavest Global Equity Fund”:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 24 of the Fund's Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	n/a
Other Expenses	0.38%	0.36%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.48%	1.21%
Expense Reimbursement(1)	(0.25)%	(0.23)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.23%	0.98%

(1)

The investment adviser and administrator and the sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.18% for Class A shares and 0.93% for Class I shares.  This expense reimbursement will continue through November 30, 2016.  Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator and the sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$693	$993	$1,314	$2,222
Class I shares	$100	$361	$643	$1,446

2. Frédéric Imbeault has announced his intention to retire from Hexavest Inc. but he will continue to serve on the portfolio management team until on or about November 30, 2016.  On June 30, 2016, Étienne Durocher-Dumais will join the portfolio management team and, as of such date, the Prospectus is revised as follows:

a.

The following replaces “Portfolio Managers” under “Fund Summary” for each Fund:

Portfolio Managers

Vital Proulx, President and Chief Investment Officer at Hexavest, who has managed the Fund since its inception in August 2012;

Jean-René Adam, Co-Chief Investment Officer and Vice President at Hexavest, who has managed the Fund since its inception in August 2012;

Jean-Pierre Couture, Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012;

Christian Crête, Portfolio Manager at Hexavest, who has managed the Fund since December 2014;

Marc Christopher Lavoie, Vice President and Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012;

Frédéric Imbeault, Vice President and Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012; and

Etienne Durocher-Dumais, Portfolio Manager at Hexavest, who has managed the Fund since June 2016.

b.

The following replaces the fourth paragraph in “Management.” under “Management and Organization” for each Fund:

The Fund is managed by a team of portfolio managers. Members of the team, each who have served as a portfolio manager of the Fund since it commenced operations in 2012, have been employed by Hexavest for more than five years and manage other Eaton Vance portfolios are: Vital Proulx, Jean-René Adam, Marc Christopher Lavoie, Jean-Pierre Couture and Frédéric Imbeault. Christian Crête and Étienne Durocher-Dumais are also members of the team, manage other Eaton Vance portfolios and have served as portfolio managers since 2014, and June 2016, respectively. Mr. Proulx is President and Chief Investment Officer of Hexavest. Mr. Adam is Vice President and Co-Chief Investment Officer of Hexavest, Mr. Lavoie is Vice President and Portfolio Manager of Hexavest and Mr. Imbeault is Vice President and Portfolio Manager of Hexavest. Mr. Couture is a Portfolio Manager at Hexavest. Mr. Crête joined Hexavest in 2012. Prior to Hexavest, Mr. Crête spent thirteen years at New Brunswick Investment Management Corporation where he held numerous roles, including Equity Portfolio Manager and Research Economist/Analyst.  Mr. Durocher-Dumais is a Portfolio Manager at Hexavest.  Mr. Durocher-Dumais joined Hexavest in 2012, and prior to that he was an Equity Research Associate as Desjardins Securities.

April 8, 2016	21714 4.8.16